UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2009

iBASIS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-27127	04-3332534
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Second Avenue, Burlington, MA		01803
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (781) 505-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02               Termination of a Material Definitive Agreement.

As disclosed in the Company’s Current Report on Form 8-K filed on July 30, 2009, iBasis, Inc. (the “Company”) entered into a Rights Agreement (the “Rights Agreement”), dated as of July 30, 2009, by and between the Company and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”).  Pursuant to the terms of the Settlement Agreement, dated November 23, 2009, among the Company, Koninklijke KPN N.V., KPN B.V. (“Purchaser”) and Celtic ICS Inc. (the “Settlement Agreement”), as described in Item 1.01 in the Company’s Current Report on Form 8-K filed on November 23, 2009, on November 25, 2009, the Company and the Rights Agent entered into an amendment to the Rights Agreement that effectively terminated the Rights Agreement, and caused the rights issued thereunder to expire, effective as of the close of business on November 25, 2009.

The description of the amendment to the Rights Agreement is qualified in its entirety by reference to the full text of the amendment, which is attached hereto as Exhibit 10.1.

Item 3.03               Material Modification to Rights of Security Holders.

See the description set forth under “Item 1.02 - Termination of a Material Definitive Agreement,” which is incorporated by reference into this Item 3.03.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Settlement Agreement, on November 25, 2009 the Company’s Board of Directors amended the Company’s Second Amended and Restated By-laws, as amended, to (1) remove Section 3.2 of such bylaws, which relates to certain special director nomination provisions and (2) amend Section 8.1(i)(B) of such bylaws to read, in its entirety, “by resolution of the Board of Directors” to effectively provide that, during the Control Period, as defined therein, bylaw amendments by the Company’s Board of Directors may be effected by resolution of the Board of Directors and will not require the separate approval of a majority of the non-KPN directors (the “Bylaw Amendments”). The Bylaw Amendments will only become effective at or immediately prior to the date on which shares of the Company’s common stock are first accepted for payment.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
10.1	Amendment to Rights Agreement, dated as of November 25, 2009, between the Company and Computer Share Trust Company N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iBASIS, INC.

By:	/s/ Mark S. Flynn
Name:	Mark S. Flynn
Title:	Chief Legal Officer and Corporate Secretary

Date:  November 27, 2009

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment to Rights Agreement, dated as of November 25, 2009, between the Company and Computer Share Trust Company N.A.